UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2008 (November 14, 2008)

Whitestone REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas 77063
(Address of principal executive offices) (Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 14, 2008, the Company held a shareholder meeting in Houston, Texas.  At this meeting a presentation was made by James C. Mastandrea, Chairman  & CEO, which discussed the Company’s progress to date, the Company’s 3rd quarter financial results, the REIT industry, the global financial and credit crisis and the Company’s future plans.

A copy of that presentation is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation to shareholders in Houston, Texas on November 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2008	WHITESTONE REIT

	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer